UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Detroit Street Trust

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Janus Detroit Street Trust

Joint Special Meeting of Shareholders – 4th of July & World-Cup themed Text Templates

4th of July text #1:

Dear Valued Shareholder,

This 4th of July, take 2 minutes to vote your ETF.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

4th of July text #2:

Dear Valued Shareholder,

BBQ? Check.

Fireworks? Check.

Your ETF vote? It only takes 2 minutes.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

Operations – Retail Engagement	1

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – 4th of July & World-Cup themed Text Templates

4th of July text #3:

Dear Valued Shareholder,

Celebrate Independence Day by checking one more thing off your list—vote your ETF today.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

4th of July text #3:

Dear Valued Shareholder,

Before the fireworks begin, take 2 minutes to vote your ETF.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

Operations – Retail Engagement	2

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – 4th of July & World-Cup themed Text Templates

World Cup-Themed Text #1:

Dear Valued Shareholder,

Don’t miss your shot—vote your ETF in 2 minutes.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

World Cup-Themed Text #2:

Dear Valued Shareholder,

Your ETF vote is in play. Cast your vote today:

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

Operations – Retail Engagement	3

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – 4th of July & World-Cup themed Text Templates

World Cup-Themed Text #3:

Dear Valued Shareholder,

We’re approaching the final whistle—your ETF vote can make the difference.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

World Cup-Themed Text #4:

Dear Valued Shareholder,

Every vote counts. Help move your ETF across the goal line by voting today.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

Operations – Retail Engagement	4

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – 4th of July & World-Cup themed Text Templates

Sports-Themed Text #5:

Dear Valued Shareholder,

Easy win: cast your ETF vote today.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

Wimbledon #6

Dear Valued Shareholder,

Match point—vote your ETF in 2 minutes.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

Wimbledon #7

Dear Valued Shareholder,

Quick serve— your ETF vote can make the difference.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

Operations – Retail Engagement	5

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – 4th of July & World-Cup themed Text Templates

Wimbledon #8

Dear Valued Shareholder,

Final set—your vote helps finish this.

[Individual Link here]

Have questions? Please contact 1-855-206-2309.

STOP to END.

Operations – Retail Engagement	6